Exhibit 10.1

     SEPARATION/SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS
    -------------------------------------------------------

     THIS SEPARATION/SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS (the "Agreement") is entered into this 27th day of March, 1998 by and
among   Magellan   Technologies,   Inc.,   a   Utah   corporation
("Magellan"),  ProHealth, Inc., a Utah corporation ("ProHealth"),
BioMeridian    International,   Inc.,    a    Utah    corporation
("BioMeridian")   [Magellan,  ProHealth,  and   BioMeridian   are
collectively referred to as the "Magellan Parties"], James H. Clark, an individual ("J. Clark"), Willis H. Clark, an individual ("W. Clark") and Joe S. Galloway, an individual ("Galloway") [J. Clark, W. Clark and Galloway are collectively referred to as the "Stockholders"].
                            Recitals
                            --------
      A. Magellan, ProHealth and the Stockholders entered into that certain Merger Agreement dated as of the 1st day of October, 1997 (the "Merger Agreement") pursuant to which BioSource, Inc., an entity owned 100% by the Stockholders ("BioSource"), was merged with and into ProHealth. In connection with such merger (the "Merger"), each of the Stockholders entered into separate Employment Agreements dated October 20, 1997 (collectively, the "Employment Agreements") and Royalty Agreements dated October 20, 1997 (collectively the "Royalty Agreements") with ProHealth. Subsequent to the Merger, the business of BioSource acquired in the Merger, including the rights and obligations under the
Employment   and   Royalty   Agreements,   was   transferred   to
BioMeridian,   a   newly  formed,  wholly-owned   subsidiary   of
ProHealth.

      B. Various disputes have arisen between the parties with respect to the Merger Agreement, the Employment Agreements and the Royalty Agreements, and the transactions, covenants, representations and warranties, and indemnification obligations set forth therein.

     C.   The parties now desire to resolve such disputes.

      To resolve the disputes between them and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties hereby agree as follows:
                           Agreement
                           ---------
      1.   Cancellation of Shares.  The Stockholders hereby agree
           -----------------------
that a total of 1,275,000 shares of the Common Stock of Magellan (the "Magellan Common Stock") that was issued to the Stockholders pursuant to the terms of the Merger shall be returned to Magellan and cancelled. Each Stockholder shall return 425,000 shares of the Magellan Common Stock. The Magellan Parties and the Stockholders mutually agree that the Escrow Agreement dated October 20, 1997 is terminated and all shares of the Magellan Common Stock held by the Escrow Agent pursuant to the Escrow Agreement shall be delivered to Magellan and cancelled pursuant to this Section 1.

      2.    Termination of Employment Agreement--J.  Clark.   The
            -----------------------------------
Magellan Parties and J. Clark mutually agree J. Clark shall resign his employment and that the employment of J. Clark with any Magellan Party is terminated and that the Employment Agreement dated October 20, 1997 between J. Clark and ProHealth and its assigns is terminated effective March 15, 1998, including any and all rights to any bonus or other incentive compensation (including the bonus contemplated by Section 3.2 thereunder). Notwithstanding the termination of the Employment Agreement, the provisions of Sections 2.5 (assignment of intellectual property),
5.1 (return of property) and Section 6 (confidentiality, non-compete and related provisions) of the Employment Agreement shall remain in full force and effect (provided, that J. Clark shall be released from the non-compete provisions as set forth in Section 10 below), and J. Clark shall receive that portion of his base salary that would have accrued through the date of execution of this Agreement.

      3.    Termination of Employment Agreement--W.  Clark.   The
            -----------------------------------
Magellan Parties and W. Clark mutually agree that W. Clark shall resign his employment and the employment of W. Clark with any Magellan Party is terminated and that the Employment Agreement dated October 20, 1997 between W. Clark and ProHealth and its assigns is terminated effective upon March 15, 1998, including any and all rights to any bonus or other incentive compensation (including the bonus contemplated by Section 3.2 thereunder). Notwithstanding the termination of the Employment Agreement, the provisions of Sections 2.5 (assignment of intellectual property),
5.1 (return of property) and Section 6 (confidentiality, non-compete and related provisions) of the Employment Agreement shall remain in full force and effect (provided, that W. Clark shall be released from the non-compete provisions as set forth in Section 10 below), and W. Clark shall receive that portion of his base salary that would have accrued through the date of execution of this Agreement.

      4.    Royalty Agreement.  Each of the Stockholders and  the
            -----------------
Magellan Parties agree that each of the Royalty Agreements, which by their terms are to terminate upon the termination of the employment of J. Clark, shall terminate upon the execution of this Agreement.

      5.    Medical  Coverage.  The Magellan  Parties  will  make
            -----------------
available medical benefit coverage to J. Clark and W. Clark, pursuant to COBRA for the period prescribed by law. Any premiums required to maintain such medical benefit coverage shall be paid by J. Clark and W. Clark, respectively.

      6.    License  Agreement.       The Magellan Parties  shall
            ------------------
return ownership of and title to the technology received from the Stockholders pursuant to the Merger Agreement. The Magellan Parties, however, shall retain all right, title and interest in and to any technology developed by the Magellan Parties after October 1, 1997. The Stockholders will enter into a license agreement ("License Agreement") with BioMeridian. The License
Agreement shall entitle BioMeridian to distribute, manufacture, and further develop the technology acquired by the Magellan Parties from BioSource in the Merger Agreement and reconveyed to the Stockholders pursuant to this Section, which includes a DOS system software, 3.1 software, and DCM units. The form of License Agreement is attached hereto as Exhibit "A," and provides, among other things, that:
(a) BioMeridian shall pay no royalties on the technology covered by the license, (b) the license shall be perpetual, (c)
the  license shall be non-exclusive,  (d)       the license shall
be nontransferrable, (e) any enhancements or developments of the technology made by the Stockholders after the date of this Agreement shall inure to their benefit and shall not be made available to the Magellan Parties, and (f) any enhancements or developments of the technology made by the Magellan Parties after the date of this Agreement shall inure to their benefit and shall not be made available to the Stockholders. The Stockholders shall not represent that they are identified with, a part of, or in any way affiliated with the Magellan Parties in the manufacture, distribution, or marketing of their products and services under the License Agreements.

      7.    Technical  Documents.  The Magellan Parties  received
            --------------------
certain technical documentation from the Stockholders for a Windows95 product as part of the Magellan Parties' acquisition of BioSource. The Magellan Parties agree to provide each of the Stockholders with a copy of the technical documentation received by the Magellan Parties from BioSource at the time of the acquisition. The Magellan Parties shall have no obligation to provide the Stockholders with any technical information regarding development of the Windows95 product or any other technology since the time of the acquisition. The Magellan Parties retain all right, title and interest in and to the Windows95 software and hardware products and any technology that has been developed since the time of the Merger Agreement and the Stockholders shall have no right, title or interest to development of the Windows95 product or any other technology developed since October 1, 1997.

     8.   BioSource Name.  The Magellan Parties hereby relinquish
          --------------
all right, title and interest in and to the name "BioSource" and agree that they shall not use the "BioSource" name for their business or products, except insofar as may be required to identify the former identity or derivation of their product or business or as may be required by law. The Magellan Parties, however, retain all rights to the "LISTEN" name and the "BioMeridian" name and Stockholders shall have no right or license to use such names.

      9.    Cash  Payments to Stockholders.  Pursuant to  Section
            ------------------------------
1.6(d) of the Merger Agreement, the Magellan Parties agreed to pay each of the Stockholders $50,000 as part of the acquisition of BioSource. The Magellan Parties agree that any portion of the $50,000 payments to each of the Stockholders that have not yet been paid shall be paid by the Magellan Parties upon execution of this Agreement. The Magellan Parties further agree to pay J. Clark and W. Clark $20,000 each as severance pay. This sum shall be paid in an initial payment of $10,000 to each of J. Clark and
W. Clark on or before April 10, 1998. The balance of $10,000 each shall be paid to J. Clark and W. Clark on or before July 20, 1998.

      10.   Non-Competition.  Each Stockholder shall be  free  to
            ---------------
compete with the Magellan Parties in the manufacture, distribution, and sale of the technology conveyed to the Magellan Parties in the Merger Agreement, and reconveyed to the Stockholders in Section 6 above.

      11.   Share  of Inventory.  BioMeridian agrees to  give  J.
            -------------------
Clark and W. Clark that portion of BioMeridian's inventory of equipment identified on Exhibit "B" attached hereto. For a period of six (6) months after execution of this Agreement, BioMeridian further agrees to sell equipment and parts that are within the scope of the License Agreement described in Section 6 above, from its inventory to J. Clark and W. Clark to the extent available and consistent with the Magellan Parties' own business needs. Any such sales to J. Clark and W. Clark as provided in this Section 11 shall be at BioMeridian's cost. Payment shall be cash, payable at the time of purchase.

      12.   Customer Responsibility.  The Magellan Parties  shall
            -----------------------
have the responsibility for customer communication, training, and support for all of BioSource's or BioMeridian's current customer base whether arising before or after the merger. The Magellan Parties acknowledge, however, that each customer or user of its system shall be free to choose its own future support relationships as between the Magellan Parties and the Stockholders.

     13.  Releases.

          (a)  Definitions.  For the purposes of this Section 13,
               -----------
     the following terms shall have the meanings set forth below:

                     "Claim" shall mean and refer to any and  all
          claims, liabilities, charges, demands, grievances, and causes of action of any kind or nature whatsoever (including without limitation claims for contribution, subrogation, or indemnification), whether known or unknown, suspected or unsuspected, liquidated or unliquidated.

                     "Magellan Affiliates" shall mean and  refer,
                      -------------------
          either individually or in any combination, to any past or present officer, director, shareholder, employee, or agent of a Magellan Party; any individual or entity (including without limitation any past or present officer, director, shareholder, employee or agent of such entity) that owns, directly or indirectly, a legal or beneficial interest (whether in whole or in part) in a Magellan Party; or any entity (including without limitation any past or present officer, director, shareholder employee, or agent of such entity) in which a Magellan Party owns, directly or indirectly, a legal or beneficial interest (whether in whole or in part), including without limitation, any other partnership, joint venture, corporation, or limited liability company.


          Except as previously set forth herein, all employee benefits available to J. Clark and W. Clark under current policies of any Magellan Party or to which J. Clark and W. Clark may claim to be entitled under the Employment Agreement ceased at 11:59 p.m. on the date of execution of this Agreement.

           (b)  Release by Stockholders.  In consideration of the
                -----------------------
     release of Claims by the Magellan Parties set forth herein, and the other covenants and obligations of the Magellan Parties set forth herein, each of the Stockholders, for himself and for all persons or entities claiming by, through, or under him, hereby irrevocably, unconditionally, and completely releases each of the other Stockholders and the Magellan Parties and any and all Magellan Affiliates of and from any Claim that such Stockholder had, has, or may claim to have against any other Stockholder and any Magellan Party or any Magellan Affiliate: (1) arising from or relating in any respect to the Merger Agreement, the Escrow Agreement,the Employment Agreements, the Royalty Agreements or the transactions contemplated by such agreements; (2)
     arising  from  or  relating  to  the  termination   of   the
     Employment Agreements and the Royalty Agreements; (3) any and all claims arising out of or related to each of Stockholder's employment with the Magellan Parties or any Magellan Affiliate or the termination of that employment;
     (4) for any Claim of breach of any warranty or representation made in connection with the Merger Agreement, the Escrow Agreement, the Employment Agreement or the Original Royalty Agreement or the transactions contemplated thereby; or (5) for any other Claims in any way related to the Merger, the terminated Employment Agreements and Royalty Agreements. Notwithstanding the foregoing, the Stockholders do not release the Magellan Parties from their obligations under this Agreement.

          (c)   Covenant  Not to Sue.  Each of the  Stockholders
                 --------------------
     promises not to file, or permit to be filed on his behalf, any lawsuit, charge, or complaint against any Magellan Party or any Magellan Affiliate with any administrative agency (except as allowed by law) or with any state or federal court asserting any Claim released in Paragraph 13(b) above. In addition, each Stockholder waives any right to recover damages, costs, and attorney's fees in any action brought by such Stockholder or by any other party or entity (including without limitation the Equal Employment Opportunity Commission, the Utah Anti-Discrimination Division, or any equal employment opportunity or anti-discrimination agency of any other state) on such Stockholder's behalf asserting any Claim released by Paragraph 13(b).

           (d)  Damages.  Each Stockholder understands and agrees
               --------
     that, if such Stockholder breaches the terms of this Agreement, including without limitation the covenant not to sue set forth in Paragraph 13(c), such breach will entitle the Magellan Party or Magellan Affiliate against whom any lawsuit, claim, or charge is brought to recover all legal fees and costs (including expert fees) incurred by such Magellan Party or Magellan Affiliate in defending against any action or charge brought against such Magellan Party or Magellan Affiliate seeking recovery based on or arising from any Claim released by this Agreement.


           (e)   Release  by Magellan.  In consideration  of  the
                 --------------------
     release of Claims by the Stockholders set forth herein, and the other covenants and obligations of the Stockholders set forth herein, each of the Magellan Parties, for itself and for all persons or entities claiming by, through, or under it, hereby irrevocably, unconditionally, and completely releases each of the Stockholders of and from any Claim that such Magellan Party had, has, or may claim to have against any Stockholder: (1) arising from or relating in any respect to the Merger Agreement, the Escrow Agreement, the Employment Agreements, the Royalty Agreements or the transactions contemplated by such agreements; (2) arising from or relating to the termination of the Employment Agreements and the Royalty Agreements; (3) any and all
     claims arising out of or related to each of Stockholder's employment with the Magellan Parties or any Magellan Affiliate or the termination of that employment, (4) for any Claim of breach of any warranty or representation made in connection with the Merger Agreement, the Escrow Agreement, the Employment Agreement or the Original Royalty Agreement or the transactions contemplated thereby; or (5) for any other Claims in any way related to the Merger, the terminated Employment Agreements and Royalty Agreements. Notwithstanding the foregoing, the Magellan Parties do not release the Stockholders from their obligations under this Agreement.

     14.  Covenants of the Parties.
          -------------------------
           (a)   Non-Disparagement Agreement.   Each  Stockholder
                 ----------------------------
     agrees that he will not make any statement or remarks, whether written or oral, about any Magellan Party or any Magellan Affiliate or take any action whatsoever that is false or could be considered to be disparaging or otherwise detrimental to the reputation of any Magellan Party or any Magellan Affiliate or that is or could negatively affect or otherwise interfere with the business relationship of a Magellan Party or of any Magellan Affiliate with any of its current or potential employees, shareholders, directors, customers, business associates, or federal or state regulatory agencies, except as required by law and in response to a subpoena issued by an agency or court of competent jurisdiction.

           (b)   Non-Disparagement/Non-Disclosure.  Each Magellan
                 ---------------------------------
     Party agrees to cause its executive officers not to make any statements or remarks, whether written or oral, about any Stockholder or take any action whatsoever that is false or could be considered to be disparaging or otherwise detrimental to the reputation of any Stockholder, except as required by law and in response to a subpoena issued by an agency or court of competent jurisdiction. Each Magellan Party further agrees that they will not disclose information contained in their personnel file regarding a Stockholder to any third party except as required by law or at the written request of such Stockholder.

            (c)    Confidentiality.   Each   Stockholder   hereby
                   ---------------
     acknowledges and agrees that during his employment with any Magellan Party (including BioSource which was acquired pursuant to the Merger), such Stockholder had access to or acquired information relating to the products, services, trade secrets, technology, ideas, copyrights, trademarks, service marks, methods, processes, research and development, hardware, software, purchasing, accounting, business methods and techniques (including without limitation all customer lists, records of customer usage and requirements, and similar information relating to customers or to prospective customers), marketing and/or sales plans or proposals, cost information, financial information, pricing materials, and business communications of each Magellan Party and the Magellan Affiliates (including those of BioSource acquired in the Merger) (the "Confidential Information"). To protect the Confidential Information of each Magellan Party and each Magellan Affiliate, each Stockholder agrees that he will not, without the express prior written consent of the President of Magellan:

     (i) ever directly  or  indirectly,
     intentionally or unintentionally, reveal, disclose, or disseminate to any person or entity any Confidential Information or any other information of any Magellan Party or of any Magellan Affiliate or any other matters concerning the business affairs of any Magellan Party or of any Magellan Affiliate or (ii) ever use or exploit for any purpose, including without limitation for the personal or financial gain of such Stockholder or of any other person or entity, any of the Confidential Information or any other information of any Magellan Party or of any Magellan Affiliate except as expressly permitted by the License
     Agreement. Each of J. Clark and W. Clark agrees that, within five (5) business days of his execution and delivery of this Agreement to Magellan, he will return to Magellan, without retaining any copy or duplicate of any type thereof, any Confidential Information or any other information of any Magellan Party or of any Magellan Affiliate.

           (d)  Injunctive Relief.  In the event of an actual  or
                -----------------
     threatened breach by a Stockholder of this Section 14, each Stockholder specifically acknowledges that the Magellan Party or any Magellan Affiliate will incur incalculable and irreparable damage for each such actual or threatened breach and that any Magellan Party or any Magellan Affiliate has no adequate remedy at law for any such actual or threatened breach. Therefore, each Stockholder acknowledges that any Magellan Party or any Magellan Affiliate shall be entitled to injunctive relief immediately and permanently restraining the Stockholders from such continuing or threatened breach. The rights and remedies of the parties hereto shall not be mutually exclusive, and the exercise of one or more of the rights or remedies provided for by this Agreement shall not preclude the exercise of the other rights or remedies provided for by this Agreement or by law, equity, statute, or otherwise.

      15.   Indemnities.   Each  of the  Stockholders  agrees  to
            ------------
indemnify and hold harmless the Magellan Parties from any claim or cause of action arising from products or services provided by the Stockholders or BioSource prior to October 20, 1997, irrespective of whether the Claim arose before or after October 20, 1997. The Magellan Parties agree to indemnify and hold harmless the Stockholders from any claim or cause of action arising from products or services provided by the Magellan
Parties from October 20, 1997 to the date of execution of this Agreement irrespective of whether the Claim arose before or after the date of execution of this Agreement.

      16.   Acknowledgment.  Except as provided  in  the  License
           ---------------
Agreement and Sections 6, 7 and 8 above, the Magellan Parties hereby acknowledge and confirm that they do not have any rights to or interest in any of the intellectual property, inventions, secret processes, copyrights, trade secrets, patents, trade names, service marks and other intellectual property rights related to the LISTEN system or any other intellectual property rights associated with the LISTEN system or otherwise utilized by the Stockholders, and that such rights are owned exclusively by Stockholders. The Magellan Parties hereby assign to the Stockholders any and all right, title and interest that the Magellan Parties may have in and to such intellectual property. The Magellan Parties agree to execute such further documents and to take such further actions as may be necessary to verify and establish title to such intellectual property with The Stockholders.

      17.   No Admission.  This Agreement is NOT an admission  by
            ------------
any Magellan Party or any Magellan Affiliate, and each Magellan Party and any and all Magellan Affiliates specifically deny, that it or s/he has violated any contract, law, or regulation or that it or s/he has discriminated against the Stockholders or otherwise infringed on their rights and privileges or done any other wrongful act.

      18.   Payment.  Each of J. Clark and W. Clark  acknowledges
            --------
that  upon  receipt of the payment of the amounts  set  forth  in
Section 9 above, he has received all monies due and owing to him from any Magellan Party or any Magellan Affiliate under the terms of the Employment Agreement and Royalty Agreement, including but not limited to all wages earned by him through his last day of employment with the Magellan Parties. Each of J. Clark and W. Clark acknowledges that, except as provided in Section 9 above, neither any Magellan Party nor any Magellan Affiliate has any obligation to make severance, golden parachute, bonus, salary, or other payments to him with respect to his employment with the Magellan Parties.

      19.  Notices.  Any notice required or permitted to be given
           --------
under this Agreement shall be given at the following address:

          To Magellan:              Magellan Technologies, Inc.
                                    13526 South 110 West
                                    Draper, Utah  84020
                                    Attn: Doug Angus

           To  the Stockholders:    The addresses set forth on Exhibit "C."

      20.   Entire  Agreement.   This  Agreement  is  the  entire
            -----------------
agreement between the parties. No other promises or agreements have been made to the Stockholders other than those contained in this Agreement. This Agreement may not be modified except by a document signed by Magellan and each Stockholder. Each Stockholder warrants that he has not assigned any Claim released by this Agreement, or any interest therein, to any third party. This Agreement shall be interpreted, construed, and enforced in accordance with the laws of Utah, and each party submits himself or itself to the exclusive, personal jurisdiction of the courts situated in Salt Lake County, Utah to resolve any dispute among them, including without limitation any dispute arising under this Agreement. Any waiver by any party hereto of any breach of any kind or character whatsoever by any other party, whether such waiver be direct or implied, shall not be construed as a continuing waiver of, or consent to, any subsequent breach of this Agreement on the part of the other party. In addition, no course of dealing between the parties, nor any delay in exercising any rights or remedies hereunder or otherwise, shall operate as a waiver of any of the rights or remedies of the parties. The provisions of the Agreement are severable. If any part of this Agreement is found to be unenforceable, the other provisions shall remain fully valid and enforceable. It is the intention and agreement of the parties that all of the terms and conditions hereof be enforced to the fullest extent permitted by law. This Agreement shall inure to and bind the heirs, devisees, executors, administrators, personal representatives, successors, and assigns of the respective parties hereto.

     21.  Legal Fees.  If a proceeding is brought to enforce this
          -----------
Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, costs, and expenses incurred, in addition to any other relief to which such party may be entitled.

     22.  Acknowledgement.  Each Stockholder acknowledges that he
          ---------------
has read this Agreement carefully and fully understands the meaning of the terms of this Agreement. Each Stockholder acknowledges that he has executed this Agreement voluntarily and of his own free will and that he is knowingly and voluntarily releasing and waiving all Claims that he has or may have against any Magellan Party or any Magellan Affiliate to the extent provided above.

      23.   Consultation  with Legal Counsel.   Each  Stockholder
            --------------------------------
further acknowledges that he has been advised, by this Agreement, to consult with an attorney of his choice prior to signing this Agreement. Each party agrees that he or it shall be solely responsible for any attorney's fees incurred by that party in the negotiation and execution of this Agreement.

      24.  Counterparts.  This Agreement may be signed in one  or
           ------------
more counterparts, each of which shall be considered an original, and all of which together shall constitute one document. This Agreement may be signed by facsimile signature; provided, however, that if any party to this Agreement signs by facsimile signature, within 20 days of signing by facsimile, such party shall provide to the other party to this Agreement a duplicate original bearing the party's original signature, written in ink.

      25.   Waiver  of  Jury  Trial.  The parties  hereto  hereby
           ------------------------
irrevocably waive the right to a trial by jury in any and all actions or proceedings brought with respect to any provision of this Release or the enforceability thereof or to any other claims or disputes between them.

      26.  Cooperation.  Each party hereto agrees to execute  and
           ------------
deliver such additional documents and instruments and to perform such additional acts as any party may reasonably request or as may be reasonably necessary or appropriate to effectuate, consummate or perform any of the terms, provisions or conditions of this Agreement.

      27.   Debt to Ruth Clark.  The Magellan Parties agree  that
            ------------------
the debt owing to Ruth Clark from BioMeridian will be paid in full in monthly payments as previously agreed, on time, with proof of payment provided to Stockholders by the Magellan Parties. The Magellan Parties will hold harmless and indemnify Stockholders against any liability to Ruth Clark for this debt.

      28.   Transfer of Property.  The Magellan Parties agree  to
            ---------------------
give J. Clark and W. Clark the books, records, pictures, and office equipment on Exhibit "D" attached hereto.

       29.   Patent  Cooperation.   The  Magellan  Parties  agree
             --------------------
reasonably to cooperate with the Stockholders in seeking patent protection of the technology covered by the License Agreement. The Stockholders shall bear all expenses associated with attempts to secure patent protection. All right, title, goodwill and interest, including ownership of any patents that may be issued covering the technology covered by the License Agreement shall be the property of the Stockholders except for such rights as are granted to the Magellan Parties under the License Agreement.

       IN   WITNESS  WHEREOF,  the  parties  have  executed  this
Severance/Settlement Agreement and Release of Claims on the dates set forth below to be effective as of March 27, 1998.

                                   STOCKHOLDERS


DATED: 27 Mar 1998                      /s/ James H. Clark
       -------------------------      ------------------------------------
                                       James H. Clark

DATED: 27 Mar 1998                      /s/ Willis H. Clark
       -------------------------      ------------------------------------
                                       Willis H. Clark

DATED: 27 Mar 1998                      /s/ Joe S. Galloway
       -------------------------      ------------------------------------
                                       Joe S. Galloway



                                      MAGELLAN TECHNOLOGIES, INC.,
                                          a Utah corporation



DATED: 27 Mar 1998                    By: /s/ William A. Fresh
       -------------------------      ------------------------------------

                                         Its: CEO


                                       PROHEALTH, INC.,
                                         a Utah corporation

DATED: 3/27/98                        By: /s/ William A. Fresh
       -------------------------      ------------------------------------

                                         Its: CEO



                                       BIOMERIDIAN INTERNATIONAL,INC.,
                                         a Utah corporation

DATED: 3/27/98                        By: /s/ William A. Fresh

                                         Its: CEO

STATE OF UTAH       )
                    : ss.
COUNTY OF UTAH      )

      On the 27th day of March, 1998, personally appeared before me James H. Clark, who duly acknowledged to me that he executed the foregoing Separation/Settlement Agreement and Release of Claims.


DATED: 3/27/98                          /s/ Lynnea Lund
       -------------------------      ------------------------------------
                                        Notary Public
                                        Residing at: SLC, Utah

STATE OF UTAH       )
                    : ss.
COUNTY OF UTAH      )

      On the 27th day of March, 1998, personally appeared before me Willis H. Clark, who duly acknowledged to me that he executed the foregoing Separation/Settlement Agreement and Release of Claims.


DATED:   3/27/98                         /s/ Lynnea Lund
       -------------------------      ------------------------------------
                                        Notary Public
                                        Residing at: SLC, Utah

STATE OF UTAH       )
                    : ss.
COUNTY OF UTAH      )

      On the 26th day of March, 1998, personally appeared before me Joe S. Galloway, who duly acknowledged to me that he executed the foregoing Separation/Settlement Agreement and Release of Claims.


DATED:  3/26/98                         /s/ Lynnea Lund
       -------------------------      ------------------------------------
                                      Notary Public
                                      Residing at: SLC, Utah

STATE OF UTAH       )
                    : ss.
COUNTY OF SALT LAKE )

     On the 27th day of March, 1998, personally appeared before me William A. Fresh, who duly acknowledged to me that he is the Presiden/CEO of Magellan Technologies, Inc., that he has the power and authority to execute the above Separation Agreement and Release of Claims on behalf of Magellan Technologies, Inc., and that he executed the foregoing Separation Agreement and Release of Claims on behalf of Magellan Technologies, Inc.


DATED:   3/27/98                         /s/ Lynnea Lund
       -------------------------      ------------------------------------
                                       Notary Public
                                       Residing at: SLC, Utah

STATE OF UTAH       )
                    : ss.
COUNTY OF SALT LAKE )

     On the 27th day of March, 1998, personally appeared before me William A. Fresh, who duly acknowledged to me that he is the CEO of ProHealth, Inc., that he has the power and authority to execute the above Separation Agreement and Release of Claims on behalf of ProHealth, Inc., and that he executed the foregoing Separation Agreement and Release of Claims on behalf of ProHealth, Inc.


DATED:  3/27/98                          /s/ Lynnea Lund
       -------------------------      ------------------------------------
                                       Notary Public
                                       Residing at: SLC, Utah


STATE OF UTAH       )
                    : ss.
COUNTY OF SALT LAKE )

     On the 27th day of March, 1998, personally appeared before me William A. Fresh, who duly acknowledged to me that he is the CEO of BioMeridian International, Inc., that he has the power and authority to execute the above Separation Agreement and Release of Claims on behalf of BioMeridian International, Inc., and that he executed the foregoing Separation Agreement and Release of Claims on behalf of BioMeridian International, Inc.


DATED:   3/27/98                       /s/ Lynnea Lund
       -------------------------      ------------------------------------
                                      Notary Public
                                      Residing at: SLC, Utah

                          "EXHIBIT A"

            INTELLECTUAL PROPERTY LICENSE AGREEMENT
            ---------------------------------------

      THIS AGREEMENT, dated as of March 27th, 1998, (hereinafter the "Effective Date") is between BioMeridian International, Inc., a Utah corporation whose principal place of business is located at 216 North Orem Boulevard, Orem, Utah 84057, (hereinafter "BIOMERIDIAN"), and James Hoyt Clark, an individual residing at 432 N 750 E Lindon UT 84042, Willis H. Clark, an individual  residing at 1065 N 1500 W Provo, UT  84604
and Joe S. Galloway, an individual residing at 1636 N. Murdock Dr. Pleasant (hereinafter "LICENSORS").

                      W I T N E S S E T H

      WHEREAS, Licensors are the owners of patent applications, patent rights, trade secrets, know how, copyrights, trademarks, service marks, and other intellectual property relating to electrodermal diagnosis and treatment equipment, and techniques, and have the right to license this intellectual property to others; and

      WHEREAS, BioMeridian desires to acquire perpetual, non-exclusive, royalty free licenses of some of the intellectual property developed before October 20, 1997;

      NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, BIOMERIDIAN and LICENSORS agree as follows:

1.   DEFINITIONS
     -----------
      "Licensed Technology" means LISTEN DOS-based operation software, LISTEN Windows 3.1-based operating software and related portable Digital Conductance Meter (DCM) units.

2.   LICENSES
     --------
      Subject to the terms and conditions of this Agreement, Licensors grant to BioMeridian a perpetual, non-exclusive, nontransferrable royalty-free license to distribute, manufacture, sell, and further develop the Licensed Technology. The license granted herein specifically does not encompass and excludes any improvements made to the Licensed Technology by either party after the effective date of this Agreement. Any enhancements or developments of the Licensed Technology after the effective date of this Agreement shall inure solely to the benefit of the developing individual or entity and is not subject to the terms of this Agreement.

3.   TRADEMARKS
     ----------
       BioMeridian relinquishes, assigns, and transfers to Licensors all right, title goodwill and interest in and to the trademark, service mark and logo for the "BIOSOURCE" mark. Licensors hereby relinquish, assign and transfer all right, title, goodwill, and interest in and to the "LISTEN, BIOMERIDIAN, HUMAN CALIBRATION, VIRTUAL LIBRARY, IMPRINTING REMEDIES, and MERIDIANSCAN" trademarks, service marks, and logos. A six (6) month phase-out period shall begin upon the execution of this Agreement during which each party will be allowed to exhaust their supplies of items bearing the aforementioned marks assigned to others in this agreement.

4.   COOPERATION
     -----------
      BioMeridian will cooperate in the filing and prosecution of patents and other intellectual property by executing in a timely manner all documentation necessary for the transfer and protection of the intellectual property set forth in this Agreement.

5.   NOTICES AND OTHER COMMUNICATIONS
     --------------------------------
      Any notices or other communication required or permitted to be given to any party shall be sufficiently given on the date of mailing if sent to such party by registered or certified mail, postage prepaid, addressed to it as its address set forth below, or to such other address as it may designate by written notice given to the other party.

          In the case of BioMeridian:

               216 North Orem Boulevard
               Orem, Utah  84057

          In the case of Licensors:

               James Clark
               432 N 750 E
               Lindon UT 84042

      IN WITNESS WHEREOF the parties hereby have caused this Agreement to be duly executed as follows:

BIOMERIDIAN INTERNATIONAL, INC.    LICENSORS



By: /s/ William A. Fresh                     By: /s/ James H. Clark
   -------------------------------              --------------------------
                                                  James H. Clark

Dated:  27 Mar 1998                          Dated: 27 Mar 1998


                                             By: /s/ Willis H. Clark
                                                ------------------------
                                                    Willis H. Clark

                                             Dated: 27 Mar 1998


                                              By: /s/ Joe S. Galloway
                                                 -----------------------
                                                     Joe S. Galloway

                                              Date: 26 Mar 1998

                          "EXHIBIT D"

         BOOKS, RECORDS, PICTURES AND OFFICE EQUIPMENT
         ---------------------------------------------
           TO BE TRANSFERRED BY THE MAGELLAN PARTIES
           -----------------------------------------
                    TO J. CLARK AND W. CLARK
                    ------------------------

          1.   Copies of files and records relating to education,
          training, and reference materials, currently stored  in
          filing   cabinets  in  the  BioMeridian  north  storage
          kitchen/breakroom.

          2. Copies of records and documents related to FDA documentation regarding all previous EDS systems developed by J. Clark and the current systems developed by BioSource, covering Acupath, Interro, Prophyle, Biopath, Data Touch, Digital Conductance Meter ("DCM"), AIM 65 and the LISTEN System. These files are also currently stored in the filing cabinets in the north storage kitchen/breakroom at BioMeridian.

          3. The homeopathic picture currently hanging in the foyer of BioMeridian.

          4. All books and other items in the bookshelves of the BioMeridian library belonging to J. Clark and W.
          Clark.

          5. Files and file cabinets in the BioMeridian storage shed.

          6.     The  rocking  chair  currently  stored  in   the
          BioMeridian storage shed.

          7. One drill press received from BioSource currently at SkyHook, to be returned to J. Clark.

          8.   The microwave at BioMeridian, is to be returned to
          W. Clark.

          9.     The   following  historical   devices   at   the
          BioMeridian  Training  Center:  Acupath  1000,  Interro
          Profile and Data Touch systems.

          10. Pictures at the BioMeridian Training Center belonging to J. Clark and W. Clark may remain at the Training Center and used as reference material for the time being. J. Clark and W. Clark will request the return of these pictures when they desire them.

          11.   Several  of  the book shelves in the  BioMeridian
          Library.

          12. Copies of the software and hardware that was in the possession of BioSource at the time of the merger of BioSource with Magellan in October 1997. This hardware and software will be provided to J. Clark and
          W. Clark when the Magellan Parties' patent attorney determines that the software and hardware are no longer needed for purposes of securing a patent.